AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
		1 2

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00004	See Block 16C	OS281551	

6. ISSUED BY CODE ASPR/SNS	7. ADMINISTERED BY (If other than Item 6) CODE
ASPR/SNS 2945 FLOWERS ROAD ATLANTA, GA 30341	

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	(x)	
BIOCRYST PHARMACEUTICALS, INC. 4505 EMPEROR BLVD STE 200 DURHAM NC 277038457		9A. AMENDMENT OF SOLICITATION NO.
		9B. DATED (SEE ITEM 11)
	X	10A. MODIFICATION OF CONTRACT/ORDER NO. 75D30118C02984
CODE 726613 / FACILITY CODE		10B. DATED (SEE ITEM 13) 08/30/2018

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
2021.199SN21.26088 Net Increase: $6,932,000.00

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) 52.217-7 Option for Increased Quantity (March 1989)

E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 62-1413174
DUNS Number: 618194609
This modification is issued to make the following changes:

A. In accordance with FAR 52.217-7 entitled Option for Increased Quantity (March 1989), the Government hereby exercises Option Year 3 for the period of September 1, 2021 - August 30, 2022.

B. Contract Line Item 0004 is hereby exercised in the amount of $6,932,000.00 and made part of this contract.

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
Jon P. Stonehouse, CEO		KIMBERLY L. GOLDEN	
15B. CONTRACTOR/OFFEROR [signature] (Signature of person authorized to sign)	15C. DATE SIGNED 8/27/21	16B. UNITED STATES OF AMERICA [signature] (Signature of Contracting Officer)	16C. DATE SIGNED 8/27/21

Previous edition unusable

STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

NAME OF OFFEROR OR CONTRACTOR
BIOCRYST PHARMACEUTICALS, INC. 726613

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	C. The original contract value for Base & Options is $34,660,000.00. The contract funded amount is increased by $6,932,000.00 (Option Year 3). FROM: $6,932,000.00 (Base Year) to $6,932,000.00 (Option Year 1), $6,932,000.00, (Option Year 2) $6,932,000.00, (Option Year 3) $6,932,000.00, totaling $27,728,000.00 (Base + options Yrs. 1-3); (Unfunded amount) $6,932,000.00				
	D. CLIN 0004 is fully funded.				
	Contracting Specialist: Demetrius Kittrell; Demetrius.Kittrell@hhs.gov; 202-379-8256 Contracting Officer: Kimberly Golden;ixm8@cdc.gov, 770-488-2672 COR: Cornelious Martin; ioq8@cdc.gov; 404.639.0840 Vendor Representative: Ray Taylor; rtaylor@biocryst.com; 919.641.4550 Appr. Yr.: 2021 CAN: 199SN21 Object Class: 26088 Period of Performance: 09/01/2021 to 08/31/2022				
	Add Item 4 as follows:				
4	Peramivir RAPIVAB 200mg 20ml vial - 3 doses per package) Quantity- 10,000 Packages Unit Price- $693.20 Obligated Amount: $6,932,000.00				6,932,000.00